UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017

KURA ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37620	61-1547851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11119 North Torrey Pines Rd, Suite 125 La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 500-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below in Item 5.07, on June 9, 2017, the stockholders of Kura Oncology, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, effective as of June 9, 2017, to, among other things, implement a classified Board of Directors (the “Board”).  The amendment was filed with the Secretary of State of the State of Delaware on June 9, 2017.

On June 9, 2017, the Board also approved the Company’s Amended and Restated Bylaws, to, among other things, implement a classified Board.

The foregoing description does not purpose to be complete and is qualified in its entirety by reference to the full text of the Company’s Amended and Restated Certificate of Incorporation, as amended, and to the Company’s Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 to this current report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 9, 2017 (the “Annual Meeting”).  As of the close of business on April 11, 2017, the record date for the Annual Meeting, there were 21,385,817 shares of common stock outstanding, of which 19,299,452 shares of common stock were present in person or represented by proxy at the Annual Meeting.  The final voting results were as follows:

The Proposal to Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended

The amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
14,768,827	3,716,942	100	813,583

The Proposal Regarding the Election of Directors

The Company’s stockholders elected the two persons listed below as Class I directors, each to hold office until the Company’s 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results were as follows:

Name of Director Elected	For	Withheld	Broker Non-Votes
Troy E. Wilson, Ph.D., J.D.	18,377,154	108,715	813,583
Faheem Hasnain	18,377,054	108,815	813,583

The Company’s stockholders elected the two persons listed below as Class II directors, each to hold office until the Company’s 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results were as follows:

Name of Director Elected	For	Withheld	Broker Non-Votes
Robert E. Hoffman	18,295,957	189,912	813,583
Thomas Malley	18,265,157	220,712	813,583

The Company’s stockholders elected the person listed below as a Class III director to hold office until the Company’s 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. The final voting results were as follows:

Name of Director Elected	For	Withheld	Broker Non-Votes
Steven H. Stein, M.D.	18,377,154	108,715	813,583

The Proposal to Ratify the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
19,282,548	16,731	173	-

Item 7.01 Regulation FD Disclosure.

Beginning on June 14, 2017, members of the management team of the Company will be providing presentation materials (the “Presentation”) to certain interested parties.  A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company, under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is being disclosed pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Kura Oncology, Inc., as amended.
3.2	Amended and Restated Bylaws of Kura Oncology, Inc.
99.1	Presentation Materials of Kura Oncology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KURA ONCOLOGY, INC.

Date: June 14, 2017	By:	/s/ Annette North
Annette North
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Kura Oncology, Inc., as amended.
3.2	Amended and Restated Bylaws of Kura Oncology, Inc.
99.1	Presentation Materials of Kura Oncology, Inc.